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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Five Star Quality Care, Inc.
Notice of 2016 Annual Meeting
of Stockholders and Proxy Statement

Monday, May 23, 2016 at 9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

It is our pleasure to invite you to join our Board of Directors and executive officers at Five Star Quality Care, Inc.'s 2016 Annual Meeting of Stockholders in Newton, Massachusetts. The enclosed Notice of 2016 Annual Meeting of Stockholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2016 Annual Meeting.

We are committed to effectively communicating with our stockholders and explaining the matters to be addressed at our 2016 Annual Meeting of Stockholders. To that end, this Proxy Statement includes a Question and Answer section with information that we believe may be useful to our stockholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a stockholder and for your continued investment in our Company.

March 3, 2016

On behalf of the Board of Directors,

Donna D. Fraiche
Chair of the Nominating and Governance Committee

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Monday, May 23, 2016

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominee identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Hold an advisory vote to approve executive compensation;

3.
Ratify the appointment of RSM US LLP (formerly McGladrey LLP) as independent auditors to serve for the 2016 fiscal year; and

4.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set February 29, 2016 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

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  vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Stockholders as of the record date are invited to attend the 2016 Annual Meeting. All stockholders are encouraged to authorize a proxy to vote in advance of the 2016 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 3, 2016

Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

The Company encourages each stockholder to promptly sign and return the proxy card or voting instruction form or to use telephone or internet methods to authorize a proxy in advance of the 2016 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet.

      2016 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

It is important that you vote to play a part in the future of our Company. The New York Stock Exchange ("NYSE") rules provide that if your shares are held through a bank, broker or other nominee, they cannot vote on your behalf on non-discretionary matters, without your instruction.

ELIGIBILITY TO VOTE

You can vote if you were a stockholder of record at the close of business on February 29, 2016.

PROPOSALS WHICH REQUIRE YOUR VOTE

Proposal	More Information	Board Recommendation	Broker Non-Votes	Abstentions	Votes Required for Approval

1 Election of Director	Page 11	FOR	Do not impact outcome	Do not impact outcome	Plurality of all votes cast
2 Advisory Vote to Approve Executive Compensation	Page 58	FOR	Do not impact outcome	Do not impact outcome	Majority of votes cast
3 Ratification of Independent Auditors	Page 59	FOR	Do not impact outcome	Do not impact outcome	Majority of votes cast

You can authorize a proxy to vote in advance in one of three ways:

via the internet	Visit www.proxyvote.com and enter your 12 or 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m. Eastern time on May 22, 2016 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a stockholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m. Eastern time on May 22, 2016 to authorize a proxy BY TELEPHONE.
You will need the 12 or 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a stockholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is adjourned, these times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.

  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 9 of "Questions and Answers" for important details on admission requirements.

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PROXY SUMMARY

This proxy summary highlights matters for consideration by stockholders at our 2016 Annual Meeting. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 16)

Stockholders are being asked to re-elect the following Director to our Company's Board of Directors.

Name of Director	Age	Occupation	Committee Memberships

Bruce M. Gans, M.D.*	69	Executive Vice President and Chief Medical Officer at the Kessler Institute for Rehabilitation	Audit; Compensation (Chair); Nominating and Governance; Quality of Care (Chair)

*
Independent Director

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (page 58)

Stockholders are being asked to approve the executive compensation of the Company's named executive officers through a non-binding advisory vote. In evaluating the Company's compensation process for 2015, the Compensation Committee generally considered the results of the advisory vote of the Company's stockholders on the compensation of the executive officers named in the proxy statement for the Company's 2015 Annual Meeting of Stockholders. The Compensation Committee noted that approximately 80% of votes cast approved the compensation of the named executive officers as described in the proxy statement for the Company's 2015 Annual Meeting of Stockholders. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices.

RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS (page 59)

Stockholders are being asked to ratify the appointment of RSM US LLP (formerly McGladrey LLP) as independent auditors of Five Star Quality Care, Inc. for the Company's fiscal year ending December 31, 2016. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of the aforesaid matters, the Audit Committee has appointed RSM US LLP to serve as independent auditors for the fiscal year ending December 31, 2016.

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400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458

March 3, 2016

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2016 Annual Meeting of Stockholders (the "2016 Annual Meeting") of Five Star Quality Care, Inc., a Maryland corporation (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Monday, May 23, 2016, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is 400 Centre Street, Newton, Massachusetts 02458. The Company commenced mailing to its stockholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2015 Annual Report on Form 10-K on or about March 3, 2016.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2016 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares of common stock, par value $0.01 per share, of the Company ("Common Shares") as of the close of business on February 29, 2016 (the "Record Date"), the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of the Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 29, 2016, there were 49,472,011 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING TO BE HELD ON MONDAY, MAY 23, 2016.

The Notice of 2016 Annual Meeting, Proxy Statement and Annual Report to stockholders for the year ended December 31, 2015, are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2016 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2016 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to stockholders for the year ended December 31, 2015 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2016 Annual Meeting: Jennifer B. Clark, Secretary; Bruce J. Mackey Jr., President and Chief Executive Officer; and Barry M. Portnoy, Managing Director.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record of those shares. If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction information form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy.    All stockholders of record can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern time on May 22, 2016 or if the meeting is adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet.    All stockholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

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nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 12 or 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate stockholder identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. Eastern time on May 22, 2016 or if the meeting is adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders Call Toll Free: (877) 717-3922
Banks and Brokers Call Collect: (212) 750-5833

4. Who may vote at the 2016 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 29, 2016, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

5. What are my voting choices for each of the proposals to be voted on at the 2016 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Director	• vote in favor of the Director nominee; or • withhold your vote for the Director nominee. The Board recommends a vote FOR the Director nominee.	Plurality of all votes cast
Item 2: Advisory Vote to Approve Executive Compensation*	• vote in favor of the advisory proposal;
• vote against the advisory proposal; or
• abstain from voting on the advisory proposal.
	The Board recommends a vote FOR the advisory vote to approve executive compensation.	Majority of votes cast
Item 3: Ratification of the Appointment of RSM US LLP as Independent Auditors**	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. However, the Compensation Committee, 100% comprised of Independent Directors, which is responsible for designing and administering the Company's executive compensation program, and the Board value the opinions expressed by stockholders and will consider the outcome of these votes, among other factors, when making future compensation decisions.

**
The Audit Committee, 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's stockholders and may reconsider its prior appointment of the independent auditors or consider the results of this stockholder vote when it determines to appoint the Company's independent auditors in the future.

      2016 Proxy Statement    6

6. What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by our Board on that matter:

  •
  FOR the election of the Director nominee identified in this Proxy Statement;

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  FOR the advisory vote to approve executive compensation; and

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  FOR the proposal to ratify the appointment of RSM US LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items.    The election of Directors and the advisory vote to approve executive compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items.    The ratification of the appointment of RSM US LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at the 2016 Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the 2016 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present, but are not included in vote totals. Abstentions and broker non-votes have no effect on the outcome of any of the items to be voted on at the 2016 Annual Meeting. A proxy marked "WITHHOLD" will have the same effect as an abstention.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Stockholders have the right to revoke a proxy at any time before it is voted at the meeting, subject to the proxy voting deadlines described above. Stockholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

A stockholder's attendance at the 2016 Annual Meeting will not revoke that stockholder's proxy unless that stockholder votes again at the meeting or files a written statement with the Secretary of the Company requesting that the prior proxy be revoked. An original written notice of revocation or subsequent proxy

      2016 Proxy Statement    7

should be delivered to Five Star Quality Care, Inc., Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2016 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2016 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2016 Annual Meeting.

Instead of receiving future copies of the proxy materials by mail, stockholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2016 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Innisfree M&A Incorporated ("Innisfree") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Innisfree against certain liabilities arising out of the Company's agreement with Innisfree. We will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Directors, officers and employees, and by The RMR Group LLC ("RMR LLC") and its officers and employees and its parent's and subsidiaries' officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2016 Annual Meeting, this Proxy Statement and the Annual Report to stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458, or call the Company at (617) 796-8245. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

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2016 Annual Meeting Information

14. How do I attend the 2016 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2016 Annual Meeting, you must follow these instructions to ensure admission.

All attendees will need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to our Directors and officers, stockholders as of the Record Date (February 29, 2016) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

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  Beneficial owners: If you are a stockholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

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  Authorized named representatives: If you are a stockholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@5sqc.com or by fax to (617) 796-8385. Requests for authorized named representatives to attend the meeting must be received no later than Monday, May 16, 2016, or if the meeting is adjourned to a later date on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of February 29, 2016 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8245.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2016 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the

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response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Stockholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our SEC filings and our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.fivestarseniorliving.com, click on "Investor Relations" and click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers go to www.fivestarseniorliving.com, click on "Investor Relations" and click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any stockholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at 400 Centre Street, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any stockholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should fill out a report at the Company's website, www.fivestarseniorliving.com, call the Company's toll free confidential message system at (866) 230-1286, write to the party for whom the communication is intended, c/o Secretary, Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@5sqc.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2017 Annual Meeting of Stockholders?

A proposal for action to be presented by any stockholder at the Company's 2017 Annual Meeting of Stockholders must be submitted as follows:

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  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 3, 2016.

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  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by 5:00 p.m. Eastern time on November 3, 2016 and not earlier than October 4, 2016.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a stockholder proposal, see page 32 of this Proxy Statement.

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ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the stockholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Articles of Amendment and Restatement (the "Charter") and Bylaws, our Board consists of five members. Pursuant to our Bylaws three of our Directors are Independent Directors and two of our Directors are Managing Directors. Our Charter provides that the Board is divided into three groups, with Directors in each group serving for a term that expires at the third Annual Meeting of Stockholders following his or her election and until a successor is duly elected and qualifies.

A plurality of all the votes cast at the meeting is required to elect a Director at the 2016 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each Annual Meeting of Stockholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or stockholders or by others.

Stockholder Recommendations for Nominees.    Stockholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee c/o Five Star Quality Care, Inc., Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by e-mail at secretary@5sqc.com. A stockholder's recommendation should include any information that the recommending stockholder believes relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Stockholder Nominations for Directors.    The Company's Bylaws also provide that stockholders of the Company may nominate a person for election to the Board provided the stockholders comply with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified information. For more information on how stockholders can nominate Directors for election to the Board, see "Stockholder Nominations and Other Proposals" on page 32.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our Charter and Bylaws, our Board consists of five Directors: two Managing Directors and three Independent Directors. Independent Directors are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the New York Stock Exchange (the "NYSE") and the SEC. Managing Directors have been employees of the Company or RMR LLC or involved in the Company's day to day activities for at least one year prior to their election. The Board and

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the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

In addition to other criteria, the Company's Bylaws require that director candidates submit any additional information required in connection with the Company's regulation by state healthcare regulatory authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage such risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business requires knowledge of the healthcare and senior living industries and related factors impacting those industries.	• Understanding of, and work experience in, the healthcare and senior living industries. • Familiarity with service-based industries.

The Board must constantly evaluate the Company's strategic direction in light of current healthcare policy trends and expected regulatory changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of healthcare policy, trends and regulations and their impact on the Company's business and strategic plans.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of commercial real estate industry.

•

Familiarity with healthcare regulation trends and activity.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board is comprised of two Managing Directors and three Independent Directors.

•

Qualifying as a Managing Director in accordance with the requirements of the Company's Bylaws.

•

Qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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2016 Nominee for Director

The following table sets forth the name of the Director nominee and those Directors who will continue to serve after the 2016 Annual Meeting, as well as certain other information about the Directors:

Name	Position	Group	Current Term Expires

Bruce M. Gans, M.D.*	Independent Director	III	2016
Barbara D. Gilmore	Independent Director	I	2017
Barry M. Portnoy	Managing Director	I	2017
Donna D. Fraiche	Independent Director	II	2018
Gerard M. Martin	Managing Director	II	2018

* 2016 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Bruce M. Gans for election as an Independent Director in Group III. The Director nominee currently serves on the Board. If elected, the nominee would hold office until the Company's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies, subject to his earlier death, resignation, retirement, disqualification or removal.

We expect the nominee for election as a Director will be able to serve if elected. However, if the nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominee would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominee possesses the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of the Director nominee.

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Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of February 29, 2016, of the Company's Directors, Director nominee and executive officers. The business address of the Directors, Director nominee and executive officers is c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 11.

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Director Nominee

Bruce M. Gans, M.D.

Independent Director since 2001

Group/Term: Group III with a term expiring at the 2016 Annual Meeting

Age: 69

Board Committees: Audit; Compensation (Chair); Nominating and Governance; Quality of Care (Chair)

Other Public Company Boards: None

Dr. Gans has been Executive Vice President and Chief Medical Officer at the Kessler Institute for Rehabilitation since 2001 and National Medical Director for Rehabilitation Select Medical, the parent company of the Kessler Institute. He is also a Professor of Physical Medicine and Rehabilitation at Rutgers University—New Jersey Medical School. Dr. Gans has also served as President and Chief Executive Officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving currently as Associate Editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has testified before the Senate Committee on Veterans' Affairs and has been called on to serve on technical expert panels and to advise the Medicare Payment Advisory Commission, the independent congressional agency established in 1997 to advise the U.S. Congress on issues affecting the Medicare program. Dr. Gans has also served as President of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations. Dr. Gans was an independent trustee of Hospitality Properties Trust from 2009 until 2015.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions;

•

business experience as the chief executive of a large medical organization;

•

extensive experience in and knowledge of the healthcare industry and healthcare public policy matters;

•

work on public company boards and board committees;

•

many academic and professional achievements;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Directors

Donna D. Fraiche

Independent Director since 2010

Group/Term: Group II with a term expiring at the 2018 Annual Meeting of Stockholders

Age: 64

Board Committees: Audit; Compensation; Nominating and Governance (Chair); Quality of Care

Other Public Company Boards: Hospitality Properties Trust (since 2015); Select Income REIT (since 2012)

Ms. Fraiche is a shareholder in, and serves as chair of the nominating and governance committee of, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law in the Health Law and Public Policy Departments of that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche is former Chair of the Louisiana Health Care Commission and has previously served as President of the organization now known as the American Health Lawyers Association, Chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, Chair of the Louisiana Office of State Planning Task Force and Chair of the Board of Trustees of Loyola University, among numerous other business and civic responsibilities. Ms. Fraiche has also served on the adjunct faculty of Tulane University's School of Public Health and Administration and as a preceptor for its residency program in health management systems and has been widely published on the topics of health care and the Gulf Coast's reconstruction efforts after hurricanes Katrina and Rita. She serves on the Investments Committee of the Baton Rouge Area Foundation and the Real Estate Committee of Women's Hospital. Ms. Fraiche also serves as Honorary Consul General for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the healthcare industry;

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Gerard M. Martin

Managing Director since 2001

Group/Term: Group II with a term expiring at the 2018 Annual Meeting of Stockholders

Age: 81

Board Committees: Quality of Care

Other Public Company Boards: None

Mr. Martin was the founder and Chairman of Greenery Rehabilitation Group, Inc., a company in the business of owning and operating nursing homes and health rehabilitation facilities, which was publicly owned and first listed on Nasdaq and then the NYSE between 1985 and 1993. Mr. Martin is the owner and Treasurer of North Atlantic Medical Services, Inc., a private company in the business of providing diagnostic cardiac, respiratory and oxygen services, equipment and products for the care of patients in their homes or medical facilities. Mr. Martin served as a Director and Vice President of RMR Advisors LLC, an SEC registered investment adviser, from 2002 to 2015 and a Director of RMR LLC and its predecessors from 1986 to 2015. Mr. Martin was also an Interested Trustee of the RMR Funds Series Trust, the RMR Real Estate Income Fund and its predecessor funds (collectively referred to herein as the "RMR Funds") from shortly after their formation (the earliest of which was in 2002) until 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the healthcare industry;

•

experience as an operator of nursing facilities;

•

extensive public company director service;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of the Company's Bylaws.

      2016 Proxy Statement    18

Barbara D. Gilmore

Independent Director since 2004

Group/Term: Group I with a term expiring at the 2017 Annual Meeting of Stockholders

Age: 65

Board Committees: Audit (Chair); Compensation; Nominating and Governance; Quality of Care

Other Public Company Boards: TravelCenters of America LLC (since 2007); Government Properties Income Trust (since 2009)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Central Division of the District of Massachusetts, since 2001. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters. Ms. Gilmore was also a registered nurse and practiced and taught nursing for several years before attending law school and her practice at Sullivan & Worcester LLP included representation of businesses in the healthcare sector.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the healthcare industry;

•

professional skills and experience in legal, business finance and healthcare regulatory matters and nursing;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

      2016 Proxy Statement    19

Barry M. Portnoy

Managing Director since 2001

Group/Term: Group I with a term expiring at the 2017 Annual Meeting of Stockholders

Age: 70

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund, including its predecessor funds (since 2002); TravelCenters of America LLC (since 2006); Government Properties Income Trust (since 2009); Select Income REIT (since 2011); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the Managing Directors of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy is a Chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust (formerly known as Reit Management & Research Trust), the controlling shareholder of RMR Inc. Mr. Portnoy has been a director and a vice president of RMR Advisors LLC since its founding in 2002 and Chairman of RMR Advisors LLC since 2015. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the senior living industry and commercial real estate;

•

leadership position with RMR LLC;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of the Company's Bylaws.

      2016 Proxy Statement    20

Executive Officers

Bruce J. Mackey Jr.

President and Chief Executive Officer since 2008

Age: 45

Mr. Mackey has been an Executive Vice President of RMR LLC since 2011, a Senior Vice President of RMR LLC from 2006 to 2011 and was Vice President of RMR LLC from 2001 to 2006. Prior to 2001, he served in various capacities for RMR LLC and its affiliates. Mr. Mackey is a certified public accountant. From 2001 until 2008, Mr. Mackey was the Company's Treasurer and Chief Financial Officer.

Richard A. Doyle, Jr.

Treasurer and Chief Financial Officer since 2016

Age: 47

Mr. Doyle previously served as Treasurer and Chief Financial Officer of SNH from 2007 through 2015. He previously served as the Company's Director of Financial Reporting from 2005 to 2006. Prior to that, Mr. Doyle was employed by Sun Life Financial in positions involving finance and accounting for 10 years. He has also been employed as a Senior Vice President of RMR LLC since 2007 and an employee of RMR LLC since 2006. Mr. Doyle has an MBA and is a certified public accountant.

Mr. Doyle became the Company's Treasurer and Chief Financial Officer effective January 1, 2016.

R. Scott Herzig

Senior Vice President and Chief Operating Officer since 2012

Age: 47

Mr. Herzig served as the Divisional Vice President of the Company's Western Division from 2007 to 2012, and prior to that served as one of the Company's regional directors of operations from 2000 to 2007.

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Katherine E. Potter

Vice President, General Counsel and Assistant Secretary since 2012

Age: 40

Ms. Potter has practiced law for over ten years, focusing on corporate, securities, mergers and acquisitions, corporate governance and other transactional matters. Ms. Potter was an associate at the law firm of Sullivan & Worcester LLP from 2005 to 2011, and was an attorney at the law firm of Burns & Levinson LLP from 2011 to 2012.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC provides management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust, TravelCenters of America LLC, Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants ("GOV"). Hospitality Properties Trust is a publicly traded REIT that owns hotels and travel centers ("HPT"). Select Income REIT is a publicly traded REIT that primarily owns net leased, single tenant properties ("SIR"). Senior Housing Properties Trust is a publicly traded REIT that primarily owns healthcare, senior living and medical office buildings ("SNH"). TravelCenters of America LLC is a publicly traded real estate based operating company in the travel center and convenience store businesses ("TA"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships. Affiliates Insurance Company is a privately owned Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a publicly owned company whose controlling shareholder is ABP Trust, which is majority owned by Mr. Barry Portnoy, one of our Managing Directors. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). The foregoing entities may be considered to be affiliates of the Company.

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DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share grants awarded to Directors and making recommendations to the Board regarding cash compensation paid to Directors for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share grants. The number of Common Shares granted to each Managing Director is the same as the number granted to each Independent Director.

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's stockholders. To this end, the Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) September 30, 2014 or (ii) the Annual Meeting of Stockholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Stockholders following the initial appointment of the Director to the Board.

In determining the amount and composition of Director compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines the amount of such compensation.

2015 Annual Compensation

Each Independent Director received an annual fee of $40,000 for services as a Director, plus a fee of $1,000 for each meeting attended. The annual fee for new Directors is pro rated for the initial year. Up to two $1,000 fees are paid if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Director received a grant of 10,000 Common Shares in 2015.

Each Independent Director who served as a committee chair of the Company's Audit, Compensation, Nominating and Governance or Quality of Care Committees received an additional annual fee of $17,500, $7,500, $7,500 and $17,500, respectively. The committee chair fee for new Directors is pro rated for the initial year. Directors are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their duties as Directors.

The following table details the total compensation of the Company's Directors for the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)	Total ($)

Donna D. Fraiche	$68,500	$41,200	$—	$109,700
Bruce M. Gans, M.D.	88,000	41,200	—	129,200
Barbara D. Gilmore	80,500	41,200	—	121,700
Gerard M. Martin[3]	—	41,200	—	41,200
Barry M. Portnoy[3]	—	41,200	—	41,200

1
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director. In addition to the $40,000 annual cash fee, each of Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $7,500, $25,000 and $17,500, respectively, for service as a committee chair in 2015. Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $21,000, $23,000 and $23,000, respectively, in fees for meetings attended in 2015.

2
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Directors vest at the time of grant.

3
Managing Directors do not receive cash compensation for their services as Directors.

      2016 Proxy Statement    23

CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our stockholders, strengthens Board and management accountability and helps build trust of investors and others in the Company. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board and committee meetings, Director compensation, evaluation of management, management succession and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.fivestarseniorliving.com, click on "Investor Relations" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 10.

Board Leadership Structure

Our Board is comprised of five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. The Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. Our Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Our President and Chief Executive Officer, Treasurer and Chief Financial Officer, Senior Vice President and Chief Operating Officer and Vice President and General Counsel are not members of the Board, but they regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of the Company may also attend Board and Board committee meetings as, on occasion, may officers of RMR LLC, in each case at the invitation of the Board. The Company's President and Chief Executive Officer, any Managing Director or any two Independent Directors may call a special meeting of the Board. Our Managing Directors, in consultation with the Company's President and Chief Executive Officer, Treasurer and Chief Financial Officer, Senior Vice President and Chief Operating Officer, Secretary and Director of Internal Audit, set the agenda for Board meetings. Any Independent Director may place an item on an agenda by providing notice to a Managing Director or our President, Treasurer or Secretary. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors meet at least once each year without management. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. Our Independent Directors also meet to consider Company business without the attendance of the Managing Directors or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

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In 2015, the Board held 10 meetings. In 2015, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Directors attended last year's Annual Meeting of Stockholders. The Company's policy with respect to Board members' attendance at meetings of the Board and Annual Meetings of Stockholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.fivestarseniorliving.com.

Independence of Directors

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of Independent Directors. To be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in these NYSE standards; and

  •
  the Board must affirmatively determine that the director otherwise has no material relationship with the Company directly, or as an officer, stockholder or partner of an organization that has a relationship with the Company. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Company's Bylaws also require that a majority of the Board be Independent Directors. Under the Company's Bylaws, Independent Directors are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the Company's Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Donna D. Fraiche, Bruce M. Gans, M.D. and Barbara D. Gilmore currently qualify as independent directors under applicable NYSE rules and SEC criteria and are Independent Directors under the Company's Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with RMR LLC and the companies to which RMR LLC and its affiliates provide management and advisory services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable NYSE and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee. Each committee has adopted a written charter, which is available on our website, www.fivestarseniorliving.com, by clicking on "Investor Relations" and then "Governance." Stockholders may also request copies free of charge by writing to Investor Relations, Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458.

Our Board may from time to time establish other committees. Our Audit, Compensation and Nominating and Governance Committees are comprised entirely of Independent Directors and an Independent Director serves as Chair of each committee. The Quality of Care Committee is comprised of three Independent Directors and a Managing Director and an Independent Director serves as Chair. The Chairs of the Audit, Compensation, Nominating and Governance and Quality of Care Committees set the agendas for their respective committee meetings, but any Director, member of management or the

      2016 Proxy Statement    25

Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of our standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

Audit Committee

Barbara D. Gilmore* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Donna D. Fraiche, Bruce M. Gans, M.D.
Meetings Held in 2015: 9

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary functions of the Audit Committee are to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Ms. Gilmore is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Ms. Gilmore is the Audit Committee's financial expert was based upon her experience as: (i) a member of the Company's Audit Committee and the audit committees of other publicly owned companies; (ii) a professional bankruptcy court law clerk; and (iii) a trustee or examiner in various bankruptcy cases involving business finance matters.

* Ms. Gilmore was appointed Chair of the Audit Committee in 2010.

      2016 Proxy Statement    26

 Compensation Committee

Bruce M. Gans, M.D.* Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: Donna D. Fraiche, Barbara D. Gilmore
Meetings Held in 2015: 6

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) evaluating the performance of the Company's Chief Executive Officer and determining the compensation payable to him; (ii) evaluating the performance of the Company's other officers, including the Company's Chief Financial Officer, who are also officers of RMR LLC and determining their compensation; (iii) recommending to the Board the cash compensation paid by the Company to the Company's executive officers other than the Company's Chief Executive Officer and Chief Financial Officer and other officers of the Company who are also officers of RMR LLC; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him, including determining the Company's allocated costs of such compensation as contemplated by the Company's business management agreement with RMR LLC; (v) administering and making grants under the Company's equity compensation plan; (vi) reviewing the terms of RMR LLC's business management agreement with the Company, evaluating the performance of RMR LLC under that agreement, approving the fees and certain other costs that the Company is required to pay under that agreement; (vii) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (viii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines.

* Dr. Gans was appointed Chair of the Compensation Committee in 2010.

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 Nominating and Governance Committee

Donna D. Fraiche* Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Bruce M. Gans, M.D., Barbara D. Gilmore
Meetings Held in 2015: 1

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Director for each Annual Meeting of Stockholders or when Board vacancies occur; (ii) reviewing the qualifications of, and recommending to the Board, persons to serve as executive officers of the Company whenever vacancies occur; (iii) reviewing and assessing the Board's leadership structure; (iv) developing and recommending to the Board governance guidelines; and (v) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines.

* Ms. Fraiche was appointed Chair of the Nominating and Governance Committee in 2010.

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 Quality of Care Committee

Bruce M. Gans, M.D.* Committee Chair

"The Quality of Care Committee works to ensure the highest level of care and services for the Company's valued residents."

Additional Committee Members: Donna D. Fraiche, Barbara D. Gilmore, Gerard M. Martin
Meetings Held in 2015: 4

Primary Responsibilities:
The primary function of the Quality of Care Committee is to review and monitor the quality of healthcare and senior living services the Company provides to its residents, patients and customers. The Quality of Care Committee also periodically makes recommendations to management to improve the quality of the Company's services and periodically reports to the Board regarding its activities.

* Dr. Gans was appointed Chair of the Quality of Care Committee in 2002.

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Board Oversight of Risk

The Board is elected by stockholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and RMR LLC and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management is responsible to incorporate risk management in its activities. RMR LLC and the Company's Director of Internal Audit provide the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  reports on the Company's clinical operations;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, officers of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent

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auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate measures to enhance or improve the effectiveness of the Company's risk management.

The Quality of Care Committee reviews management reports on the Company's clinical operations and directs or recommends to management and the Board actions or changes it determines appropriate to improve the Company's clinical operations and to reduce risks arising from those operations.

The Compensation Committee also evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business management agreement, including any perceived risks created by RMR LLC's compensation under those agreements. Also, the Compensation Committee and the Board consider that the Company has a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. The Company believes that the use of share grants vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is likely not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Stockholder Engagement

Stockholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  participating in the advisory vote to approve executive compensation;

  •
  directing communications to individual Directors or the entire Board; and

  •
  attending the Annual Meeting of Stockholders.

Communication with the Board

The Board has established a process to facilitate communication by stockholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email at secretary@5sqc.com or sent by filling out a report at the Company's website, www.fivestarseniorliving.com. In addition, stockholders and other interested parties may call the Company's toll free confidential message system at (866) 230-1286.

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Code of Business Conduct and Ethics

In December 2015, Five Star Quality Care, Inc.'s Code of Business Conduct and Ethics was amended to clarify policies regarding reporting of conflicts of interest and violations of the law and the Code. The Code was also revised to recognize that our business management services provider is now controlled by a public company.

The Company's stockholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Company's Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 230-1286; by e-mailing Internal.Audit@5sqc.com; or by filling out a report by visiting the Company's website, www.fivestarseniorliving.com, clicking "Investor Relations", clicking "Governance" and then clicking "Reporting Compliance & Governance Concerns."

Director Share Ownership Policy

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's stockholders. The Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) September 30, 2014 or (ii) the Annual Meeting of Stockholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Stockholders following the initial appointment of the Director to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to any dividend reinvestment plan which may be offered by the Company.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and senior level officers, (iv) other employees of the Company and (v) RMR LLC, its senior level officers and its other officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other publicly held companies to which RMR LLC provides management services on the basis of material, non-public information learned in the course of performing services for those companies.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 47 for a detailed discussion of the Company's executive compensation program.

Stockholder Nominations and Other Proposals

Director Nominations and Stockholder Proposals for the 2017 Annual Meeting of Stockholders:    In order for a stockholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2017 Annual Meeting of Stockholders, the stockholder must

      2016 Proxy Statement    32

comply with the advance notice and other requirements set forth in the Company's Bylaws, which include, among other things, requirements as to the stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2017 Annual Meeting of Stockholders:    To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2017 Annual Meeting of Stockholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern time on November 3, 2016 and not earlier than October 4, 2016; provided, that, if the date of the 2017 Annual Meeting of Stockholders is more than 30 days earlier or later than May 23, 2017, then a stockholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the tenth day following the earlier of the day on which (i) notice of the date of the 2017 Annual Meeting of Stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2017 Annual Meeting of Stockholders is first made by the Company.

Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before November 3, 2016 in order to be eligible to be included in the proxy statement for the 2016 Annual Meeting of Stockholders; provided, that, if the date of the 2017 Annual Meeting of Stockholders is more than 30 days before or after May 23, 2017, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include stockholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a stockholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's Bylaws, including the requirements for stockholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any stockholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

      2016 Proxy Statement    33

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Company's Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, the Charter and the Bylaws, each as described above. In the case of transactions with the Company by employees of the Company who are not Directors or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company's website, www.fivestarseniorliving.com.

Certain Related Person Transactions

SNH.    The Company was formerly a 100% owned subsidiary of SNH, SNH is the Company's largest landlord and its largest stockholder and the Company is SNH's largest tenant and manage certain senior living communities for SNH. In 2001, SNH distributed substantially all of the Company's then outstanding Common Shares to SNH's shareholders. As of December 31, 2015, SNH owned 4,235,000 of the Company's Common Shares, or approximately 8.6% of the outstanding Common Shares.

One of the Company's Managing Directors, Mr. Barry Portnoy, is a managing trustee of SNH. Mr. Barry Portnoy's son, Mr. Adam Portnoy, also serves as a managing trustee of SNH. The Company's Chief Financial Officer and Treasurer was formerly SNH's treasurer and chief financial officer from 2007 through 2015. RMR LLC provides management services to both the Company and SNH. SNH's executive officers are officers of RMR LLC. Our President and Chief Executive Officer and our Treasurer and Chief Financial Officer are officers of RMR LLC. Accordingly, the transactions between the Company and SNH entered into after the Company became a separate public company and that are described herein were approved by the Company's Independent Directors and SNH's independent trustees who are not trustees or directors of the other company. In order to effect the Company's spinoff and to govern relations after the spinoff, the Company entered into agreements with SNH and others, including RMR LLC. Since then, the Company has entered into various leases, management agreements and other agreements with SNH that include provisions that confirm and modify these undertakings. Among other matters, these agreements provide that:

  •
  so long as SNH remains a REIT, the Company may not waive the share ownership restrictions in its Charter on the ability of any person or group to acquire more than 9.8% of any class of its equity shares without the consent of SNH;

  •
  so long as the Company is a tenant of, or manager for, SNH, the Company will not permit nor take any action that, in the reasonable judgment of SNH, might jeopardize the tax status of SNH as a REIT;

  •
  SNH has the option to cancel all of the Company's rights under the leases and management agreements the Company has with SNH upon the acquisition by a person or group of more than

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    9.8% of the Company's voting stock and upon other change in control events affecting the Company, as defined in those documents, including the adoption of any stockholder proposal (other than a precatory proposal) or the election to the Board of Directors of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of the Company's Directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual;

  •
  the resolution of disputes arising from the Company's leases and other agreements with SNH may be resolved by binding arbitration; and

  •
  so long as the Company is a tenant of, or manager for, SNH or so long as the Company has a business management agreement with RMR LLC, the Company will not acquire or finance any real estate of a type then owned or financed by SNH or any other company managed by RMR LLC without first giving SNH or such company managed by RMR LLC, as applicable, the opportunity to acquire or finance that real estate.

Senior Living Communities the Company leases from SNH.    As of December 31, 2015, the Company leased 177 senior living communities from SNH under four combination leases. Under the Company's leases with SNH, the Company pays SNH rent consisting of minimum annual rent amounts plus percentage rent based on increases in gross revenues at certain properties. The Company's total minimum annual rent payable to SNH as of December 31, 2015 was $192.3 million, excluding percentage rent. The Company's total rent expense (which includes rent for all properties the Company's leases from SNH, including properties the Company has classified as discontinued operations) under all of the Company's leases with SNH, net of lease inducement amortization, was $196.3 million for 2015. As of December 31, 2015, the Company had outstanding rent due and payable to SNH of $17.5 million. During 2015, pursuant to the terms of the Company's leases with SNH, the Company sold $21.3 million of improvements made to properties leased from SNH and, as a result, the Company's annual rent payable to SNH increased by approximately $1.7 million. As of December 31, 2015, the Company's property and equipment included $8.3 million for similar improvements the Company has made to properties it leases from SNH that the Company expected to request that SNH purchase from the Company for an increase in future rent; however, SNH is not obligated to purchase these improvements.

During 2015, the Company and SNH sold certain senior living communities the Company had leased from SNH, as follows:

  •
  In February 2015, the Company and SNH sold a vacant assisted living community located in Pennsylvania for a sale price of $250,000, and, as a result of this sale, the Company's annual minimum rent payable to SNH decreased by $23,000 in accordance with the terms of the applicable lease.

  •
  In July 2015, the Company and SNH sold a skilled nursing facility located in Iowa with 12 units for $155,000, and, as a result of this sale, the Company's annual rent payable to SNH decreased by $16,000 in accordance with the terms of the applicable lease.

  •
  In August 2015, the Company and SNH sold a skilled nursing facility located in Wisconsin with 39 living units for $850,000, and, as a result of this sale, the Company's annual rent payable to SNH decreased by $85,000 in accordance with the terms of the applicable lease.

  •
  In December 2015, the Company and SNH sold a vacant skilled nursing facility located in Iowa for $21,000, and, as a result of this sale, the Company's annual rent payable to SNH decreased by $2,000 in accordance with the terms of the applicable lease.

  •
  In February 2015, SNH acquired a land parcel adjacent to a senior living community the Company leases from SNH for $490,000. This property was added to the lease for that senior living community and the Company's annual minimum rent payable to SNH increased by $39,000 as a result.

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SNH's Senior Living Communities Managed by the Company.    As of the date of this Proxy Statement, the Company managed 60 senior living communities for the account of SNH, each pursuant to long term management agreements on substantially similar terms. The Company earned management fees from SNH of $10.7 million for 2015 with respect to the communities the Company manages.

With the exception of the management agreement for the senior living community in New York described below, the management agreements for the communities the Company manages for SNH's account provide the Company with a management fee equal to 3% of the gross revenues realized at the communities, plus reimbursement for the Company's direct costs and expenses related to the communities and an incentive fee equal to 35% of the annual net operating income of the communities after SNH realizes an annual return equal to 8% of its invested capital. The terms of these management agreements expire between 2030 and 2035, and are subject to automatic renewal for two consecutive 15 year terms, unless earlier terminated or timely notice of nonrenewal is delivered. Our management agreements for the 14 senior living communities we began to manage in May 2015, as further described below, also permit either the Company or SNH to terminate those agreements on December 31, 2016 by notice to the other party. Also, these management agreements generally provide that the Company and SNH each have the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon other change in control events affecting the other party, as defined in those documents, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to the board of directors or board of trustees of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of the board of directors or board of trustees in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

In connection with 44 of its management agreements, the Company and SNH have entered into four combination agreements ("pooling agreements") three of which combine the Company's management agreements with SNH for communities that include assisted living units (the "AL Pooling Agreements"); and a fourth pooling agreement which combines the Company's management agreements with SNH for communities that include only independent living units (the "IL Pooling Agreement"). The management agreements that are included in each of these pooling agreements are on substantially similar terms. The first AL Pooling Agreement, which the Company entered into in May 2011, includes 20 identified communities and the second AL Pooling Agreement, which the Company entered into in October 2012, includes 19 identified communities. The Company and SNH entered into their third AL Pooling Agreement in November 2013 and that pooling agreement currently includes three identified communities. The Company entered into the IL Pooling Agreement in August 2012 and that agreement currently includes two identified communities. One senior living community located in New York, one senior living community located in California and the 14 senior living communities we began managing in May 2015, as described below, are not included in any of the Company's pooling agreements. Each of the AL Pooling Agreements and the IL Pooling Agreement aggregates the determination of fees and expenses of the various communities that are subject to such pooling agreement, including determinations of the Company's incentive fees and SNH's return of its invested capital. Under each of the pooling agreements, SNH has the right, after the period of time specified in the agreement has elapsed and subject to the Company's cure rights, to terminate all, but not less than all, of the management agreements that are subject to the pooling agreement if SNH does not receive its minimum return in each of three consecutive years. In addition, under each of the pooling agreements, the Company has a limited right to require the sale of underperforming communities. Also, under each of the pooling agreements, any nonrenewal notice given by the Company with respect to a community is deemed a nonrenewal with respect to all the communities that are the subject of the agreement.

In May 2015, SNH acquired a senior living community with 40 private pay independent living units located in Georgia. This senior living community is adjacent to another community that the Company manages for SNH's account. The operations of this community and the community previously managed are now conducted as a single integrated community under one management agreement, included in the second AL pooling agreement.

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Also in May 2015, the Company began managing 14 senior living communities that SNH acquired at that time pursuant to 14 separate management agreements. The terms of these separate agreements expire on December 31, 2030, but as noted above they may be terminated on December 31, 2016 by either us or SNH. The economic terms of these management agreements are substantially similar to the Company's other management agreements with SNH for communities including assisted living units. These 14 management agreements are not subject to a pooling agreement.

The Company manages a portion of a senior living community in New York that is not subject to the requirements of New York healthcare licensing laws, consisting of 199 living units, pursuant to a long term management agreement with SNH. The terms of this management agreement are substantially consistent with the terms of the Company's other management agreements with SNH for communities that include assisted living units, except that the management fee payable to the Company is equal to 5% of the gross revenues realized at that portion of the community, and there is no incentive fee payable to the Company. This management agreement expires on December 31, 2031. In order to accommodate certain requirements of New York healthcare licensing laws, SNH subleases a portion of this senior living community that is subject to those requirements, consisting of 111 living units, to an entity, D&R Yonkers LLC, which is owned by SNH's president and chief operating officer and the Company's Treasurer and Chief Financial Officer. The Company manages this portion of the community pursuant to a long term management agreement with D&R Yonkers LLC. Pursuant to that management agreement, D&R Yonkers LLC pays the Company a management fee equal to 3% of the gross revenues realized at that portion of the community and the Company is not entitled to any incentive fee under that agreement. The Company earned management fees of $210,000 for 2015 with respect to the senior living community it manages for D&R Yonkers LLC. The Company's management agreement with D&R Yonkers LLC expires on August 31, 2017, and is subject to renewal for nine consecutive five year terms, unless earlier terminated or timely notice of nonrenewal is delivered.

The Company expects that it may amend certain provisions of its management agreements with SNH as circumstances affecting the management communities change and that it may enter into additional management arrangements with SNH for senior living communities that SNH may acquire in the future.

RMR LLC.    RMR LLC provides business management services to the Company pursuant to a business management agreement. RMR LLC is owned by RMR Inc. and ABP Trust is the controlling shareholder of RMR Inc. One of the Company's Managing Directors, Mr. Barry Portnoy and his son, Mr. Adam Portnoy, are the owners of ABP Trust. Mr. Barry Portnoy is the Chairman of RMR LLC and a Managing Director and officer of RMR Inc. and Mr. Adam Portnoy is the President and Chief Executive Officer of RMR LLC and a Managing Director, President and Chief Executive Officer of RMR Inc. Mr. Bruce J. Mackey Jr., the Company's President and Chief Executive Officer, and Mr. Richard A. Doyle, Jr., the Company's Treasurer and Chief Financial Officer, are officers and employees of RMR LLC. A majority of our Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Mr. Barry Portnoy serves as a director, managing director, trustee or managing trustee of all of the companies to which RMR LLC or its affiliates provides management services and Mr. Adam Portnoy serves as a director, trustee or managing trustee of a majority of those companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its affiliates provide management services.

Because at least 80% of Mr. Mackey's and Mr. Paul Hoagland's, the Company's former Chief Financial Officer and Treasurer, business time was devoted to services to the Company, 80% of Messrs. Mackey's and Hoagland's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Mr. Doyle's, our current Chief Financial Officer and Treasurer, compensation will be allocated on a similar basis. Messrs. Mackey and Doyle are, and Mr. Hoagland was, also eligible to participate in certain RMR LLC benefit plans. The Company believes the compensation it paid to these officers reasonably reflected their division of business time; however, periodically, these individuals may divide their business time differently than they do currently and their compensation from the Company may become disproportionate to this division.

      2016 Proxy Statement    37

The Company's Board of Directors has given the Compensation Committee, which is comprised exclusively of the Independent Directors, authority to act on the Company's behalf with respect to the business management agreement with RMR LLC. The charter of the Compensation Committee requires the committee to annually review the terms of the business management agreement, evaluate RMR LLC's performance under this agreement and determine whether to renew, amend or terminate the business management agreement.

Pursuant to the business management agreement, RMR LLC assists the Company with various aspects of its business, which may include, but are not limited to, compliance with various laws and rules applicable to the Company's status as a publicly owned company, maintenance of the Company's facilities, evaluation of business opportunities, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal and tax matters, human resources, insurance programs, management information systems and the like. Under the Company's business management agreement, it pays RMR LLC an annual business management fee equal to 0.6% of the Company's revenues.

The current term of the business management agreement ends on December 31, 2016 and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of non-renewal before the end of an applicable term. On March 16, 2015, the Company and RMR LLC entered into an amended and restated business management agreement, which was approved by the Company's Compensation Committee, comprised solely of the Independent Directors. As amended, RMR LLC may terminate the business management agreement upon 120 days' written notice, and the Company continues to have the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of the Independent Directors. As amended, if the Company terminates or elects not to renew the business management agreement other than for cause, as defined, it is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination. Also, as amended, RMR LLC agrees to provide certain transition services to the Company for 120 days following termination by the Company or notice of termination by RMR LLC. The business management agreement includes arbitration provisions for resolution of disputes.

Under the business management agreement with RMR LLC, the Company acknowledges that RMR LLC also provides management services to other companies, including SNH. The fact that RMR LLC has responsibilities to other entities, including the Company's largest landlord and largest stockholder, SNH, could create conflicts; and in the event of such conflicts between the Company and RMR LLC, any affiliate of RMR LLC or any other publicly owned entity with which RMR LLC has a relationship, including SNH, the Company's business management agreement allows RMR LLC to act on its own behalf and on behalf of SNH or such other entity rather than on the Company's behalf.

The Company is generally responsible for all of its expenses and certain expenses incurred by RMR LLC on the Company's behalf. Pursuant to the business management agreement, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

The Company leases its headquarters building from an affiliate of ABP Trust. The Company's rent expense for its headquarters, which included utilities and real estate taxes that the Company is required to pay as additional rent, was $1.7 million for 2015. The Company's headquarters building lease was approved by its Independent Directors.

The Company has historically awarded share grants to certain RMR LLC employees under the Company's equity compensation plan. During 2015 the Company made annual share grants to RMR LLC employees of 98,500 Common Shares. That grant had an aggregate value of $313,000, based upon the closing price of the Common Shares on the NYSE on the date of grant. One fifth of those restricted

      2016 Proxy Statement    38

shares vested on the grant dates and one fifth vests on each of the next four anniversaries of the grant dates. These share grants to RMR LLC employees are in addition to both the fees the Company pays to RMR LLC and the Company's share grants to its Directors, officers and employees. In addition, under the Company's business management agreement the Company reimburses RMR LLC for the Company's allocable costs for internal audit services, which amounts are subject to approval by its Compensation Committee. The Company's Audit Committee appoints the Company's Director of Internal Audit. The aggregate amounts accrued for share grants to RMR LLC employees and internal audit costs for the year ended December 31, 2015 was $511,000.

In December 2015, the Company purchased 12,488 of its Common Shares, at the closing price of its Common Shares on the NYSE on the date of purchase, from certain of the Company's officers and employees and officers and employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of restricted Common Shares. On occasion, the Company has entered into arrangements with former employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, providing for the acceleration of vesting of restricted shares previously granted to them under the Company's equity compensation plan (the "Share Award Plan"). Additionally, each of the Company's President and Chief Executive Officer, the former Chief Financial Officer and Treasurer and the current Chief Financial Officer and Treasurer received grants of restricted shares of other companies to which RMR LLC provides management services, including SNH, in their capacities as officers of RMR LLC.

AIC.    The Company, ABP Trust, SNH and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, and are parties to an amended and restated shareholders agreement regarding AIC.

All of the Company's Directors and all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays to RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business. The shareholders agreement among the Company, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

In June 2015, the Company and the other shareholders of AIC renewed their participation in a combined property insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. In connection with that renewal, the Company purchased a three year combined property insurance policy providing $500.0 million of coverage annually with the premiums to be paid annually and a one year combined policy providing certain other coverage. The Company paid aggregate annual premiums of approximately $4.1 million in connection with these policies. The premiums are adjusted throughout the policy year for property acquisitions or dispositions the Company makes.

The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but the Company is not obligated to do so.

Directors' and Officers' Liability Insurance.    The Company, RMR Inc., SNH and certain companies to which RMR LLC provides management services participate in a combined directors' and officers' liability insurance policy. This combined policy currently provides for $10.0 million of combined primary coverage, and expires in September 2017. In August 2015, the Company also obtained separate non-combined directors' and officers' liability insurance policies providing $20.0 million of aggregate excess coverage plus $5.0 million of excess non-indemnifiable coverage, which policies expire in September 2016. The total premium payable by the Company for those policies purchased in August 2015 was approximately $234,000. The premiums for the combined policies were allocated among the insured companies after consultation with the insurance broker and approval by each company's board and independent trustees or directors as applicable.

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Other Relationship.    Mr. Randy Herzig is the brother of the Company's Senior Vice President and Chief Operating Officer, Mr. R. Scott Herzig. Mr. Randy Herzig was employed by the Company for most of the period from 2000 until January 2016, and prior to that with a predecessor of the Company's since 1997. During 2015 and until January 2016, he served in a non-executive officer capacity as the Company's Divisional Director of Operations for the Company's Skilled Nursing Division. During 2015, Mr. Randy Herzig received a base cash salary of $171,000, a cash bonus of $60,000 and a grant of 3,500 restricted Common Shares. Mr. Randy Herzig received grants of restricted Common Shares in prior years. Similar to shares the Company grants to its other employees, the shares granted to Mr. Randy Herzig vest in five equal annual installments, with the first installment vesting on the date of grant. During 2015, 1,800 Common Shares the Company granted to Mr. Randy Herzig prior to 2015 vested and became no longer subject to repurchase by the Company. As a result of Mr. Randy Herzig's termination of employment with the Company in January 2016, his then remaining 4,600 unvested Common Shares were forfeited or repurchased by the Company for nominal consideration, as applicable.

The foregoing descriptions of the Company's agreements with SNH, RMR LLC and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its affiliates provide management services.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

•
to file reports of their ownership of Common Shares with the SEC and the NYSE; and

•
to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2015.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Director, each of our named executive officers, and our Directors, the Director nominee and executive officers as a group, all as of February 29, 2016. Unless otherwise noted, voting power and investment power in the Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information
Bruce J. Mackey Jr.	676,017.77	1.37%
Barry M. Portnoy	221,622	Less than 1%	SNH owns 4,235,000 Common Shares. In his capacity as a managing trustee of SNH, the Chairman of RMR LLC, a managing director of RMR Inc. and the majority owner and a trustee of ABP Trust, Mr. Barry Portnoy may also be deemed to beneficially own (and have shared voting and dispositive power over) the 4,235,000 Common Shares owned by SNH, but Mr. Barry Portnoy disclaims such beneficial ownership.
Gerard M. Martin	221,621.90	Less than 1%	Includes 12,371.90 Common Shares owned by a corporation owned by the estate of Mr. Martin's deceased wife and a grantor trust of which Mr. Martin is the sole trustee and a beneficiary.
Richard A. Doyle, Jr.	41,450	Less than 1%
R. Scott Herzig	153,909	Less than 1%

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Barbara D. Gilmore	93,251	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband. Ms. Gilmore disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest in the shares.
Bruce M. Gans, M.D.	84,440	Less than 1%
Katherine E. Potter	66,000	Less than 1%
Donna D. Fraiche	53,500	Less than 1%

All Directors and executive officers as a group (nine persons)	1,611,811.67	3.26%

*
The address of each identified person or entity is: c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458.

**
Based on approximately 49,472,011 Common Shares outstanding as of February 29, 2016.

Principal Stockholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Senior Housing Properties Trust Two Newton Place 255 Washington Street Suite 300 Newton, Massachusetts 02458	4,235,000	8.6%	Based solely on a Schedule 13G/A filed with the SEC on February 9, 2016 by SNH:

•

SNH owns and has sole voting and dispositive power over 4,235,000 Common Shares.

•

RMR LLC, RMR Inc. and ABP Trust do not directly own any Common Shares. RMR LLC, as manager of SNH, RMR Inc., as managing member and a beneficial owner of RMR LLC, and ABP Trust, as the controlling shareholder of RMR Inc. and a beneficial owner of RMR LLC, may be deemed to beneficially own (and have shared voting and dispositive power over) the 4,235,000 Common Shares directly and beneficially owned by SNH, but each disclaims such beneficial ownership.

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•

Mr. Barry Portnoy is the direct and beneficial owner of 221,622 Common Shares. Barry M. Portnoy and Adam D. Portnoy are managing trustees of SNH. Mr. Barry Portnoy is the Chairman of RMR LLC, a managing director of RMR Inc., and the majority beneficial owner and a trustee of ABP Trust and Mr. Adam Portnoy is President and Chief Executive Officer of RMR LLC, a managing director and the President and Chief Executive Officer of RMR Inc., and the President, a beneficial owner and a trustee of ABP Trust. Mr. Adam Portnoy is the direct and beneficial owner of 108,000 Common Shares (of which 27,000 are subject to vesting requirements and will become fully vested, subject to the lapse of certain contingencies, annually through 2019). In their respective positions with RMR LLC, RMR Inc. and ABP Trust, Messrs. Barry Portnoy and Adam Portnoy may be deemed to beneficially own (and have shared voting and dispositive power over) the 4,235,000 Common Shares directly and beneficially owned by SNH, but each disclaims such beneficial ownership.

BlackRock, Inc. ("BlackRock") 40 East 52nd Street New York, New York 10022	3,610,563	7.3%	Based solely on a Schedule 13G/A filed with the SEC on February 10, 2016 by BlackRock:

•

BlackRock beneficially owns and has sole dispositive power over 3,610,563 Common Shares and has sole voting power over 3,383,745 Common Shares. BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in that Schedule 13G.

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Dimensional Fund Advisors LP ("Dimensional") Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	3,489,971	7.1%	Based solely on a Schedule 13G/A filed with the SEC on February 9, 2016 by Dimensional:

•

Dimensional beneficially owns and has sole dispositive power over 3,489,971 Common Shares and has sole voting power over 3,352,803 Common Shares. Dimensional reports that it is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Dimensional Funds"). Dimensional may act as an adviser or sub-adviser to certain of the Dimensional Funds and, in such role, Dimensional may possess voting and/or investment power over the Common Shares held by the Dimensional Funds. Dimensional disclaims ownership of such Common Shares.

William F. Thomas ("W.F. Thomas"), Robert D. Thomas ("R.D. Thomas") and Gemini Properties ("Gemini") 1516 South Boston Avenue Suite 301 Tulsa, Oklahoma 74119	3,119,753	6.4%	Based on Amendment No. 2 to Schedule 13D filed with the SEC on March 1, 2016 by W.F. Thomas:

•

Mr. W.F. Thomas beneficially owns 3,119,753 and has sole voting and dispositive power over 320,511 Common Shares and has shared voting and dispositive power over 2,799,242 Common Shares. By virtue of (i) his role as an advisor to certain donor advised charitable funds, Mr. W.F. Thomas may be deemed to beneficially own 20,000 Common Shares and (ii) his role as an advisor to an individual retirement fund, Mr. W.F. Thomas may be deemed to beneficially own an additional 2,150 Common Shares; Mr. W.F. Thomas disclaims such beneficial ownership.

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•

Mr. R.D. Thomas beneficially owns and has shared voting and dispositive power over 3,022,076 Common Shares. Mr. R.D. Thomas does not have sole voting or dispositive power over any Common Shares. By virtue of his position in relation to family investment funds, Mr. R.D. Thomas may be deemed to have beneficial ownership of 39,800 Common Shares. By virtue of (x) his position in relation to a family trust account, Mr. R.D. Thomas may be deemed to have beneficial ownership of 18,500 Common Shares, and (y) his role as an advisor to certain donor advised charitable funds, Mr. R.D. Thomas may be deemed to beneficially own 186,684 Common Shares; Mr. R.D. Thomas disclaims such beneficial ownership.

•

By virtue of (A) their respective roles as partners of an Oklahoma general partnership, Gemini, Mr. W.F. Thomas and Mr. R.D. Thomas may be deemed to beneficially own 1,915,164 Common Shares, and (B) their respective roles as co-advisors to a donor advised charitable investment fund, Mr. W.F. Thomas and Mr. R.D. Thomas may be deemed to beneficially own 861,928 Common Shares; both Mr. W.F. Thomas and Mr. R.D. Thomas in their individual capacity each disclaim such beneficial ownership.

•

Gemini beneficially owns and has shared voting and dispositive power over 1,915,164 Common Shares. Gemini does not have sole voting or dispositive power over any Common Shares.

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*
Beneficial ownership of SNH, BlackRock and Dimensional are shown as of December 31, 2015. Beneficial ownership of W.F. Thomas, R.D. Thomas and Gemini are shown as of March 1, 2016.

**
The Charter places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's equity shares. Additionally, the terms of the Company's leases with SNH and the Company's agreement with RMR LLC contain provisions whereby the Company's rights under these agreements may be cancelled by SNH and RMR LLC, respectively, upon the acquisition by any person or group of more than 9.8% of the Company's voting stock or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, stockholders causing the default may become liable to the Company or to other stockholders for damages. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, the Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of the Company's shares, and for transferees that would otherwise become owners of 5% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5% ownership limitation under the Company's Bylaws is determined based on applicable tax rules. Each of SNH, BlackRock, Dimensional, W.F. Thomas, R.D. Thomas and Gemini have represented to the Company that they do not own 5% or more of the Company's shares under those applicable tax rules or in violation of the 5% ownership limitation under the Company's Bylaws. The percentages indicated are based on approximately 49,472,011 Common Shares outstanding as of February 29, 2016.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2015 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2015, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2015, the Company's named executive officers were:

Name	Title

Bruce J. Mackey Jr.	President and Chief Executive Officer
Paul V. Hoagland	Former Treasurer and Chief Financial Officer*
R. Scott Herzig	Senior Vice President and Chief Operating Officer
Katherine E. Potter	Vice President and General Counsel

*
Mr. Hoagland's employment as the Company's Treasurer and Chief Financial Officer terminated effective December 31, 2015. His successor, Richard A. Doyle, Jr., was elected to those positions effective January 1, 2016.

Compensation Philosophy and Process

The Company's compensation program is designed to help the Company achieve its business objectives, which include increasing, on a long term basis, the value of the Company by improving the Company's financial and operating performance, improving the Company's competitive position within its industry and managing risks facing the Company.

Individual performance is an important factor in determining each element of compensation. The Compensation Committee determines the compensation of the Company's Chief Executive Officer and Chief Financial Officer, and determines the amount and terms of share grants to all of the Company's executive officers. The Compensation Committee recommends to the Board and the Board determines all compensation, other than share grants, for the Company's executive officers other than the Company's Chief Executive Officer and Chief Financial Officer. There is no formulaic approach to the determinations of an executive officer's compensation; these determinations are made in the discretion of the Compensation Committee and the Board. Determinations of an executive officer's compensation are also not made as a direct result of benchmarking compensation against that of other companies.

The Compensation Committee and the Board believe it is important to further align the interests of the Company's executive officers with those of the Company's stockholders and therefore have determined that a significant portion of each executive officer's annual compensation will be paid in the form of share awards that vest subject to continued employment over a period of at least four years from the date of grant. The Compensation Committee and the Board also believe that performance of the Company's executive officers may be improved by paying a substantial portion of each executive officer's cash compensation as an annual bonus. The Compensation Committee and the Board currently limit the annual base salaries of the Company's executive officers and utilize changes in annual cash bonus amounts as the primary mechanism for effecting annual compensation adjustments for its executive officers.

The primary factor considered by the Compensation Committee and the Board when determining discretionary compensation for the Company's executive officers is the historical cash and equity

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compensation paid to each executive officer and to the Company's other executive officers with similar responsibilities. However, the Compensation Committee and the Board also consider, among other things, the executive officer's:

  •
  accomplishments during the year;

  •
  ability to identify areas for the Company's improvement and to achieve benefits from those improvements;

  •
  quality of decisions made;

  •
  ability to lead employees both in routine activities and in special projects;

  •
  change in performance as compared to the prior year;

  •
  perceived potential for future development and for assuming additional or alternative duties in the future;

  •
  background, training, education and experience; and

  •
  specific areas of expertise and value to the Company, and the likelihood that the Company could find a suitable replacement on a timely and cost effective basis.

In addition to the consideration of the various factors described in the preceding paragraphs, the Compensation Committee and the Board consider available compensation data for public companies that are engaged in businesses similar to the Company's business or that possess size or other characteristics that are similar to the Company. In order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, the Company compiled and reviewed comparative data regarding compensation paid by a group of public companies in the senior living industry.1

Because the primary factor considered by the Compensation Committee and the Board is the historical compensation paid to each individual executive officer and to other executives with similar responsibilities, the Compensation Committee and the Board believe that the Company's compensation philosophy with respect to the Company's executive officers helps limit incentives for management to take excessive risk for short term benefit.

Details of 2015 Compensation Process

In September 2015, Dr. Gans, the Chair of the Compensation Committee, met with Mr. Barry Portnoy, one of the Company's Managing Directors, Mr. Adam Portnoy, President and Chief Executive Officer of RMR LLC, and the chairs of the compensation committees of the other public companies to which RMR LLC provides services. RMR LLC provides management services to the Company, GOV, HPT, SIR, SNH and TA. The purposes of this meeting were, among other things, to discuss compensation philosophy regarding potential share grants to be made by the Company and to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR LLC provides management services), as well as to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR LLC provides such services.

At a Compensation Committee meeting in December 2015, the Compensation Committee conducted a review of executive and employee compensation and considered recommendations arising from the September 2015 meeting, recommendations provided by management and other factors such as: (i) the

1
This group of companies was comprised of Kindred Healthcare, Inc.; Capital Senior Living Corporation; The Ensign Group, Inc.; National HealthCare Corporation; Brookdale Senior Living Inc.; Genesis Healthcare LLC; and Extendicare Inc.

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amount of cash compensation historically paid to each executive officer; (ii) the amounts and value of historical share awards made to each executive officer; (iii) the amounts of cash compensation and share awards paid to persons with similar levels of responsibility; (iv) the then current market prices of the Common Shares; (v) the performance of each executive officer during 2015; (vi) each executive officer's expected future contributions to the Company; (vii) each executive officer's relative mix of cash and noncash compensation; (viii) the comparative data about executive compensation trends and amounts that was assembled for management by an independent compensation consulting firm; and (ix) the Company's financial position and operating performance in the past year and the Company's perceived future prospects. Messrs. Mackey and Herzig and Ms. Potter participated in parts of the Compensation Committee meetings with regard to consideration of compensation generally, but they left the applicable meeting and did not participate in the Compensation Committee's determination and recommendation of their compensation. Mr. Mackey participated in part of the consideration of the compensation of Mr. Herzig and Ms. Potter, and Mr. Mackey also participated in part of the consideration of the employment separation terms for Mr. Hoagland, which are further described below. Mr. Barry Portnoy participated in parts of the Compensation Committee meetings, but left the applicable meeting and did not participate in the final decisions and recommendations made by the Compensation Committee. All Board members participated in the Board decisions on compensation which were not determined by the Compensation Committee.

Compensation Components

The mix of base salary, cash bonus and equity compensation that the Company pays to its executive officers varies depending on the executive officer's position and responsibilities with the Company. The Compensation Committee does not follow a set formula or specific guidelines in determining how to allocate the compensation components for the executives.

The components of the compensation packages of the Company's executive officers are as follows:

Base Salary

Base salaries are reviewed annually and adjusted, if appropriate, on a subjective basis based upon consideration of a number of factors including, but not limited to, the individual performance factors described above, as well as: (i) the historical amount paid to each executive officer; (ii) a comparison of the executive officer's pay to that of other individuals within the Company and the relative responsibilities, titles, roles, experiences and capabilities of such other individuals; (iii) the comparative data about executive compensation trends and amounts that was assembled for management by an independent compensation consulting firm; (iv) the Company's financial position and operating performance throughout the relevant year; and (v) for officers other than the Chief Executive Officer and Chief Financial Officer, an evaluation of the officers' performance provided by Mr. Mackey. In 2015, the Company continued its practice of limiting the annual base salaries of the Company's executive officers to a maximum of $300,000. In December 2015, the Compensation Committee also determined to maintain the annual base salary for 2016 for each of Messrs. Mackey and Herzig and Ms. Potter.

Annual Bonus and Share Award Plan

Each of the Company's executive officers is eligible to receive an annual cash bonus and share award. There is no formulaic approach used in determining the amount of these annual cash bonus and share awards. The cash bonus and share awards are determined on a subjective basis by the Compensation Committee and the Board, as the case may be, based upon consideration of a number of factors, which include the factors taken into account in connection with the base salary determinations discussed above. In addition, in determining cash bonus and share awards for the Company's executive officers, the Compensation Committee and the Board also consider the recommendations of the Chair of the Compensation Committee, Dr. Gans, following his meeting with Messrs. Portnoy and the chairs of the compensation committees of other public companies for which RMR LLC provides services. In light of the limitations imposed on the annual base salaries of the Company's executive officers that are described

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above, changes in annual cash bonus amounts are the primary mechanism for effecting annual compensation adjustments for the Company's executive officers. For bonus amounts paid to the Company's executive officers for 2015, there were no bonus targets established. In addition, no bonus targets have been established for purposes of bonus amounts that may be paid to the Company's executive officers in 2016.

For 2015, the Compensation Committee awarded Mr. Mackey a bonus of $700,000 in cash and also awarded him 85,000 Common Shares that will vest in five equal annual installments beginning on the grant date. The shares awarded had a value at the grant date of $270,300; the vested portion of the share award was therefore $54,060 as of the grant date. In making this cash bonus and this share award, the Compensation Committee considered, among other things, Mr. Mackey's performance in continuing the integration of senior living communities that the Company acquired with the Company's existing communities; his role in managing capital and operating expenditures in relation to the prevailing business levels in order to conserve liquidity; his role in expanding, transacting and integrating management arrangements for senior living communities that the Company manages; his role in managing the rate the Company charges its residents and reducing some of the Company's operating expenses; his role in structuring and negotiating transactions for the Company; his role in positioning the Company to operate and compete in the face of reductions in governmental reimbursement rates and increasing governmental budgetary constraints (including pursuing private pay revenue sources for the Company); his role in effectively managing the Company's cash reserves and debt; his role in identifying, pursuing and completing sales of properties; his role in developing new and enhancing marketing programs and leveraging the Company's competitive strengths to maintain and grow its business and position the Company for future growth; his role in the Company's development of clinical initiatives and systems that help to improve the overall clinical outcomes of the Company's residents and patients; his role in the Company's development of customer service initiatives that help to improve the overall satisfaction of the Company's residents and patients; his role in overseeing the Company's regulatory compliance; and his role in identifying and implementing enhancements to the Company's internal controls and financial reporting process. The Compensation Committee determined that the share award would vest over time to ensure a continuing commonality of interest between Mr. Mackey and the Company's stockholders, to provide Mr. Mackey with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in his decisions affecting the Company's business in the short-term and in the long term.

The annual cash bonuses for Mr. Herzig and Ms. Potter were recommended by the Compensation Committee and approved by the Board based upon the consideration and evaluation of each executive's performance and level of total compensation as well as the other matters noted above with regard to the compensation paid to Mr. Mackey, as applicable, and matters particular to their respective roles. These considerations included, but were not limited to, each executive officer's historical level of total compensation and the Company's financial and operating performance during 2015.

Because at least 80% of Messrs. Mackey's and Hoagland's business time was (and Mr. Mackey's business time continues to be) devoted to services to the Company, 80% of Messrs. Mackey's and Hoagland's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. Mackey and Hoagland were (and Mr. Mackey continues to be) also eligible to participate in certain RMR LLC benefit plans.

The Company made equity awards under the Share Award Plan to the Company's executive officers and others based upon factors that the Compensation Committee considered relevant to align the interests of the persons to whom awards were made with the Company's business objectives, which include, but are not limited to, increasing, on a long term basis, the value of the Company by improving the Company's prospects, competitive position within its industry and financial and operating performance, managing risks facing the Company, as well as achieving strategic initiatives and objectives. In addition to the award of Common Shares made to Mr. Mackey during 2015, the Compensation Committee awarded Common Shares to Mr. Herzig and Ms. Potter. These awards ranged in size and value from 20,000 Common Shares, having a grant date value of $63,600, to 40,000 Common Shares, having a grant date value of

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$127,200. In determining the size of each share award, the Compensation Committee considered the responsibilities of the executive, the prior year's share grant, the relation of the size of the award to the size of the share award made to Mr. Mackey and other factors, including their past and expected future performances and cash bonuses, the total value of the granted shares relative to the value of past grants, 2015 annual cash salaries, the executive officer's tenure with the Company and the Company's operational results during 2015. In each case, the Compensation Committee determined that the share awards would vest in five equal annual installments, with the first tranche being vested on the date of the grant, to ensure a continuing commonality of interest between the recipients and the Company's stockholders, to provide the Company's executives with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in their long term decisions affecting the Company's business.

Other Benefits

The Company's executive officers are entitled to participate in the Company's benefit plans on the same terms as the Company's other employees. These plans include medical, dental and life insurance plans and a defined contribution retirement plan.

All Other Payments

The Summary Compensation Table below includes a column for amounts described as "All Other Compensation." Such amounts reflect the portion of executive life insurance premiums and accidental death and disability insurance premiums paid by the Company. The amount in the "All Other Compensation" column that refers to Mr. Hoagland's compensation for 2015 reflects the cash severance he received upon his termination from the Company.

Separation Arrangements with the Company's Former Treasurer and Chief Financial Officer

Mr. Hoagland served as the Company's Treasurer and Chief Financial Officer throughout 2015. Mr. Hoagland's employment as the Company's Treasurer and Chief Financial Officer terminated effective December 31, 2015. In connection with the termination of Mr. Hoagland's employment, the Company entered into a letter agreement and a consulting agreement with Mr. Hoagland, each dated December 14, 2015. Pursuant to the letter agreement, Mr. Hoagland continued to serve as our Treasurer and Chief Financial Officer until December 31, 2015, and he received a continuation of his annual base salary of $300,000 and a cash bonus in December 2015 in the amount of $290,000 and will receive release payments by the Company in the aggregate amount of $604,000 payable from February 2016 through December 2017. The Company also accelerated the vesting of the 70,000 Common Shares the Company previously granted to Mr. Hoagland that remained unvested as of December 31, 2015. The shares which had their vesting accelerated had a value of $222,600, based on the closing price of the Common Shares on the vesting date, December 31, 2015. In addition, pursuant to the letter agreement, the Company agreed to provide Mr. Hoagland with up to $30,000 of outplacement services. The letter agreement contains standard restrictive covenants relating to non-competition, confidentiality and non-solicitation of employees. Pursuant to the letter agreement, RMR LLC also paid Mr. Hoagland cash compensation and release payments in an amount equal to 25% of the amounts we paid.

Pursuant to the consulting agreement, which became effective as of January 1, 2016, Mr. Hoagland provided the Company with consulting services through March 2, 2016, the date the Company filed its Annual Report with the SEC, and the Company paid Mr. Hoagland compensation at an annualized rate of $375,000 for the period January 1 through March 2, 2016. Mr. Hoagland has also agreed to provide the Company with consulting services at the Company's request after March 2, 2016 until December 31, 2016, with compensation payable by the Company at an hourly rate. The consulting agreement contains standard restrictive covenants relating to confidentiality.

Copies of the letter agreement and consulting agreement were filed as Exhibits 10.1 and 10.2, respectively, to a Current Report on Form 8-K filed with the SEC on December 18, 2015. That filing is available on the SEC's website, www.sec.gov.

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Election of New Treasurer and Chief Financial Officer

On December 14, 2015, the Board elected Richard A. Doyle, Jr., as the Company's Treasurer and Chief Financial Officer effective January 1, 2016. The Compensation Committee set Mr. Doyle's annual base salary at $300,000 for 2016. In addition, on December 14, 2015, the Compensation Committee granted Mr. Doyle 15,000 Common Shares, having a grant date value of $47,700. The shares will vest in five equal annual installments, with the first installment having vested on the date of grant. Mr. Doyle will be eligible for bonuses and future incentive share grants in amounts to be determined in the discretion of the Compensation Committee. In connection with Mr. Doyle's election, the Company entered into an indemnification agreement with Mr. Doyle effective January 1, 2016, on substantially the same terms as the agreements previously entered into between the Company and each of the Company's Directors and other officers. Mr. Doyle is also an officer and employee of RMR LLC and also receives cash compensation (salary and bonus) from RMR LLC and participates in certain RMR LLC benefit plans. The Company previously filed with the SEC a representative form of its indemnification agreement with its Directors and officers as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. That filing is available on the SEC's website, www.sec.gov.

Say on Pay

The Company's current policy, consistent with the prior vote of the Company's stockholders, is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Stockholders. Accordingly, the Company is providing stockholders at the 2016 Annual Meeting with an opportunity to approve the compensation of the named executive officers in this Proxy Statement. For more information, see Item 2 beginning on page 58 of this Proxy Statement.

In evaluating the Company's compensation process for 2015, the Compensation Committee generally considered the results of the advisory vote of the Company's stockholders on the compensation of the executive officers named in the proxy statement for the Company's 2015 Annual Meeting of Stockholders. The Compensation Committee noted that approximately 80% of votes cast approved the compensation of the named executive officers as described in the proxy statement for the Company's 2015 Annual Meeting of Stockholders. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's stockholders on the Company's executive compensation.

RMR Inc. Compensation Practices

For information regarding the compensation paid to RMR LLC and RMR Inc. and their executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and its Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

      2016 Proxy Statement    52

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2015.

                                Bruce M. Gans, M.D., Chair
                                Donna D. Fraiche
                                Barbara D. Gilmore

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Directors listed above. No member of the Compensation Committee is a current, or during 2015 was a former, officer or employee of the Company. In 2015, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent directors or independent trustees and compensation committee members of other public companies to which RMR LLC provides management services. Ms. Fraiche serves as an independent trustee of HPT and SIR. Ms. Gilmore serves as an independent trustee of GOV and an independent director of TA. In addition, each of our Independent Directors serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

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EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's Chief Executive Officer, former Chief Financial Officer, Chief Operating Officer and General Counsel during 2015, who were the Company's named executive officers as of December 31, 2015. The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. For information regarding the compensation paid to RMR LLC and RMR Inc. and their executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and its Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. As noted above, the Board elected Mr. Richard A. Doyle, Jr., as Treasurer and Chief Financial Officer effective January 1, 2016. Information about his compensation arrangements are described above under "Election of New Treasurer and Chief Financial Officer" on page 52.

2015 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	All Other Compensation ($)**	Total ($)

Bruce J. Mackey Jr.	2015	$300,000	$700,000	$270,300	$919	$1,271,219
President and Chief	2014	300,000	650,000	330,000	946	1,280,946
Executive Officer	2013	300,000	650,000	339,750	946	1,290,696

Paul V. Hoagland	2015	300,000	290,000	111,300	604,919	1,306,219
Former Treasurer and	2014	300,000	290,000	154,000	946	744,946
Chief Financial Officer	2013	300,000	290,000	158,550	946	749,496

R. Scott Herzig	2015	300,000	325,000	127,200	919	753,119
Senior Vice President and	2014	300,000	275,000	154,000	923	729,923
Chief Operating Officer	2013	275,000	200,000	158,550	923	634,473

Katherine E. Potter	2015	300,000	275,000	63,600	919	639,519
Vice President and	2014	300,000	225,000	66,000	923	591,923
General Counsel	2013	275,000	175,000	67,950	923	518,873

*
Represents the grant date fair value of shares granted in 2015, 2014 and 2013, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

**
Reflects the portion of executive officer life insurance premiums and accidental death and disability insurance premiums that the Company paid. In addition, for Mr. Hoagland, reflects Mr. Hoagland's cash severance to be received as a result of his termination from the Company. In addition, the Company agreed to provide Mr. Hoagland with up to $30,000 of outplacement services.

2015 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2015 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC manages during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested or the Company may repurchase the Common Shares that have not yet vested for nominal consideration. Holders of vested and unvested shares awarded under the Share Award Plan are eligible to receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

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The following table shows shares granted in 2015, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)*

Bruce J. Mackey Jr.	12/14/2015	85,000	$ 270,300
Paul V. Hoagland	12/14/2015	35,000	111,300
R. Scott Herzig	12/14/2015	40,000	127,200
Katherine E. Potter	12/14/2015	20,000	63,600

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

2015 Outstanding Equity Awards at Fiscal Year-End

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)*	Market Value of Shares or Units of Stock That Have Not Vested ($)**

Bruce J. Mackey Jr.	2015	68,000	$ 216,240
	2014	45,000	143,100
	2013	30,000	95,400
	2012	15,000	47,700

Paul V. Hoagland***	2015	—	—
	2014	—	—
	2013	—	—
	2012	—	—

R. Scott Herzig	2015	32,000	101,760
	2014	21,000	66,780
	2013	14,000	44,520
	2012	2,000	6,360

Katherine E. Potter	2015	16,000	50,880
	2014	9,000	28,620
	2013	6,000	19,080

*
The shares granted in 2015 were granted on December 14, 2015; the shares granted in 2014 were granted on December 15, 2014; the shares granted in 2013 were granted on December 11, 2013; and the shares granted in 2012 were granted on November 19, 2012.

**
Equals the number of shares multiplied by the closing price of the Common Shares on December 31, 2015.

***
All of Mr. Hoagland's share awards fully vested upon his termination effective December 31, 2015.

2015 Stock Vested

The following table shows share grants that vested in 2015, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

Bruce J. Mackey Jr.	77,000	$ 255,060
Paul V. Hoagland	105,000	338,660
R. Scott Herzig	25,600	84,130
Katherine E. Potter	13,000	42,720

*
Equals the number of shares multiplied by the closing price on the 2015 dates of vesting of grants made in 2015 and prior years.

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Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan and, in certain instances, payments for future services to the Company as a consultant or part time employee and continuation of health care and other benefits. The Company's separation agreements with Mr. Hoagland entered into in December 2015 and further described above are an example. Although the Company has no formal policy, plan or arrangement for payments to employees of the Company or RMR LLC in connection with their termination of employment with the Company or RMR LLC, the Company may in the future provide on a discretionary basis for similar arrangements depending on various factors the Company then considers relevant and if the Company believes it is in its best interests to do so.

On December 14, 2015, the Compensation Committee approved grants of 85,000 Common Shares to Mr. Bruce Mackey, 40,000 Common Shares to Mr. Scott Herzig, 35,000 Common Shares to Mr. Paul Hoagland and 20,000 Common Shares to Ms. Katherine Potter. These grants were valued at $3.18 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant, and were made under the Share Award Plan. The form of award agreement for each of these grants provides for vesting of the restricted Common Shares in five equal annual installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company (a "Termination Event").

The following table describes the potential payments to the Company's named executive officers upon a Change in Control or Termination Event as of December 31, 2015.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2015 ($)*

Bruce J. Mackey Jr.	158,000	$ 502,440
Paul V. Hoagland**	70,000	222,600
R. Scott Herzig	69,000	219,420
Katherine E. Potter	34,000	108,120

*
Equals the number of shares multiplied by the closing price of the Common Shares on December 31, 2015.

**
Amount included is for illustrative purposes only. In connection with Mr. Hoagland's termination of employment as the Company's Treasurer and Chief Financial Officer effective December 31, 2015, the vesting of the 70,000 Common Shares he then held was fully accelerated. The value Mr. Hoagland realized on this vesting acceleration was $222,600, based on the closing price of the Common Shares on the vesting date, December 31, 2015. For further disclosure related to Mr. Hoagland's separation arrangements upon termination of employment, see "Separation Arrangements with the Company's Former Treasurer and Chief Financial Officer" on page 51.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2015; (ii) discussed with RSM US LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

Barbara D. Gilmore, Chair Donna D. Fraiche Bruce M. Gans, M.D.

      2016 Proxy Statement    57

ADVISORY VOTE TO APPROVE EXECUTIVE
COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 47 and the "Executive Compensation" section beginning on page 54. The Company's current policy, consistent with the prior vote of the Company's stockholders, is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Stockholders.

The Company's executive compensation is designed to reward executive performance that contributes to the Company's success and increases stockholder value, while encouraging behavior that is in the Company's and the Company's stockholders' long term best interests.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section beginning on page 47 for a detailed description of the Company's executive compensation philosophy and program, the compensation decisions the Compensation Committee has made under that program and the factors considered in making those decisions. In particular, you should consider that grants of shares under the Share Award Plan reward the Company's named executive officers and foster a continuing identity of interest between them and the Company's stockholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of the Company's other stockholders and motivate the executives to remain employees of the Company and to continue to provide services to the Company through the term of the awards. The Company's award of shares under the Share Award Plan is designed to reward executive performance that contributes to the Company's success and increases stockholder value.

The Board recommends that stockholders vote FOR the following resolution:

RESOLVED: That the stockholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values stockholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2016 Annual Meeting.

The Board of Directors recommends a vote "FOR" the advisory vote to approve executive compensation.

      2016 Proxy Statement    58

RATIFICATION OF THE
APPOINTMENT OF RSM US LLP
AS INDEPENDENT AUDITORS (ITEM 3)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed RSM US LLP (formerly McGladrey LLP) to serve as independent auditors for the fiscal year ending December 31, 2016. On October 6, 2014, the Audit Committee approved the engagement of RSM US LLP as the Company's independent registered public accounting firm, effective immediately. During the years ended December 31, 2012 and December 31, 2013 (the then two most recently completed fiscal years), and the subsequent interim period through October 6, 2014, the Company did not, nor did anyone on its behalf, consult with RSM US LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that RSM US LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneous with the Audit Committee's determination to engage RSM US LLP, the Audit Committee dismissed Ernst & Young LLP, which until then served as the Company's independent registered public accounting firm, effective immediately.

The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2012 and December 31, 2013, and during the subsequent interim period through October 6, 2014, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their report.

The Company provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of Ernst & Young LLP's letter, dated October 9, 2014, was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed October 9, 2014.

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The Audit Committee has determined to submit its selection of the independent auditors to the Company's stockholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by RSM US LLP for the fiscal years ended December 31, 2015 and 2014.

	2015 Fees	2014 Fees*

Audit Fees	$ 882,423	$ 888,362
Audit Related Fees	—	—
Tax Fees	0	0
All Other Fees	—	—

*
The audit fees amount for 2015 is based on the fees estimate provided by RSM US LLP to and approved by the Audit Committee for services provided to the Company by RSM US LLP, including in connection with the audit of the Company's 2015 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees.    This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and applicable Current Reports on Form 8-K and the review of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees.    This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees.    This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees.    This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee

      2016 Proxy Statement    60

considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2015 and 2014 were approved by the Audit Committee. The total fees for audit and non-audit services provided by RSM US LLP in 2015 and 2014 are set forth above.

Other Information

The Company has been advised by RSM US LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of RSM US LLP will be present at the 2016 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2016 Annual Meeting. If stockholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 3, 2016

      2016 Proxy Statement    62

THANK YOU

Thank you for being a stockholder of
Five Star Quality Care, Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 22, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 22, 2016. Have your proxy card in hand when you call and then follow the instructions. FIVE STAR QUALITY CARE, INC. 400 CENTRE STREET NEWTON, MA 02458 If the meeting is adjourned, the above times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Five Star Quality Care, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Five Star Quality Care, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E01081-P73735 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIVE STAR QUALITY CARE, INC. 1. Election of Director. For Withhold For Against Abstain ! ! ! ! ! ! ! ! Nominee (for Independent Director in Group III): Bruce M. Gans, M.D. 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of RSM US LLP (formerly McGladrey LLP) as independent auditors to serve for the 2016 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name, by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR the Following Proposals.

FIVE STAR QUALITY CARE, INC. ANNUAL MEETING OF STOCKHOLDERS May 23, 2016, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2016 Annual Meeting of Stockholders of Five Star Quality Care, Inc. will address the following items of business: 1. Election of the Director identified in the Proxy Statement to the Company's Board of Directors; 2. Advisory vote to approve named executive officer compensation; and 3. Ratification of the appointment of RSM US LLP (formerly McGladrey LLP) as independent auditors to serve for the 2016 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. E01082-P73735 FIVE STAR QUALITY CARE, INC. 400 Centre Street Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2016 Annual Meeting of Stockholders of Five Star Quality Care, Inc. (the “Company”), including the Company’s annual report and proxy statement, are available on the internet. To view the proxy materials or authorize a proxy online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of Five Star Quality Care, Inc. The undersigned stockholder of the Company hereby appoints Jennifer B. Clark, Bruce J. Mackey Jr. and Barry M. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2016 Annual Meeting of Stockholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on May 23, 2016, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof (the "meeting"), to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the notice of annual meeting of stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any address changes above, please mark the corresponding box on the reverse side.) Address Changes:

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Audit Committee
Compensation Committee
Nominating and Governance Committee
Quality of Care Committee